EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels LLC	Delaware
2.	Ameliatel LP	Delaware
3.	Arizona Vacation Ownership LLC	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Delaware
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHP Waikiki LLC	Delaware
22.	CCHI Singer Island LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Downers Grove Suites LLC	Delaware
32.	CCMH Dulles AP LLC	Delaware
33.	CCMH Fin Center LLC	Delaware
34.	CCMH Fisherman’s Wharf LLC	Delaware
35.	CCMH Gaithersburg LLC	Delaware
36.	CCMH Houston Galleria LLC	Delaware
37.	CCMH IHP LLC	Delaware
38.	CCMH Kansas City AP LLC	Delaware
39.	CCMH Key Bridge LLC	Delaware
40.	CCMH Lenox LLC	Delaware
41.	CCMH Manhattan Beach LLC	Delaware
42.	CCMH Marina LLC	Delaware
43.	CCMH McDowell LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
44.	CCMH Memphis LLC	Delaware
45.	CCMH Metro Center LLC	Delaware
46.	CCMH Minneapolis LLC	Delaware
47.	CCMH Moscone LLC	Delaware
48.	CCMH Newark LLC	Delaware
49.	CCMH Newport Beach LLC	Delaware
50.	CCMH Newport Beach Suites LLC	Delaware
51.	CCMH O’Hare AP LLC	Delaware
52.	CCMH O’Hare Suites LLC	Delaware
53.	CCMH Orlando LLC	Delaware
54.	CCMH Palm Desert LLC	Delaware
55.	CCMH Park Ridge LLC	Delaware
56.	CCMH Pentagon RI LLC	Delaware
57.	CCMH Perimeter LLC	Delaware
58.	CCMH Philadelphia AP LLC	Delaware
59.	CCMH Philadelphia Mkt. LLC	Delaware
60.	CCMH Potomac LLC	Delaware
61.	CCMH Properties II LLC	Delaware
62.	CCMH Quorum LLC	Delaware
63.	CCMH Riverwalk LLC	Delaware
64.	CCMH San Diego LLC	Delaware
65.	CCMH Santa Clara LLC	Delaware
66.	CCMH Scottsdale Suites LLC	Delaware
67.	CCMH Tampa AP LLC	Delaware
68.	CCMH Tampa Waterside LLC	Delaware
69.	CCMH Times Square LLC	Delaware
70.	CCMH Westfields LLC	Delaware
71.	CCRC Amelia Island LLC	Delaware
72.	CCRC Buckhead/Naples LLC	Delaware
73.	CCRC Dearborn LLC	Delaware
74.	CCRC Marina LLC	Delaware
75.	CCRC Naples Golf LLC	Delaware
76.	CCRC Phoenix LLC	Delaware
77.	CCRC Tysons LLC	Delaware
78.	CCSH Atlanta LLC	Delaware
79.	CCSH Chicago LLC	Delaware
80.	Chesapeake Hotel Limited Partnership	Delaware
81.	Cincinnati Plaza LLC	Delaware
82.	City Center Hotel Limited Partnership	Minnesota
83.	CLDH Meadowvale, Inc.	Ontario
84.	CLMH Airport, Inc.	Ontario
85.	CLMH Calgary, Inc.	Ontario
86.	CLMH Eaton Centre, Inc.	Ontario

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
87.	DS Hotel LLC	Delaware
88.	Durbin LLC	Delaware
89.	East Side Hotel Associates, L.P.	Delaware
90.	East Camelback Residential LLC	Delaware
91.	Elcrisa S.A. de C.V.	Mexico
92.	Euro JV Manager B.V.	Netherlands
93.	Euro JV Manager LLC	Delaware
94.	Farrell's Ice Cream Parlour Restaurants LLC	Delaware
95.	GLIC, LLC	Hawaii
96.	Harbor-Cal S.D.	California
97.	Harbor-Cal S.D. Partner LLC	Delaware
98.	HHR 42 Associates, L.P.	Delaware
99.	HHR 42 Associates GP LLC	Delaware
100.	HHR 42 Associates PP LLC	Delaware
101.	HHR Assets LLC	Delaware
102.	HHR Auckland Limited	New Zealand
103.	HHR BT Rio de Janeiro Investmimentos Hoteleiros Ltda.	Brazil
104.	HHR Capital Wellington NTL Limited	New Zealand
105.	HHR Christchurch IB Limited	New Zealand
106.	HHR Christchurch NTL Limited	New Zealand
107.	HHR Conventions Pty Ltd.	Australia
108.	HHR Downtown Miami GP LLC	Delaware
109.	HHR Downtown Miami, L.P.	Delaware
110.	HHR Euro II GP B.V.	Netherlands
111.	HHR FIP I LLC	Delaware
112.	HHR FIP II LLC	Delaware
113.	HHR FIP III LLC	Delaware
114.	HHR Fourth Avenue GP LLC	Delaware
115.	HHR Fourth Avenue Limited Partnership	Delaware
116.	HHR GHDC GP LLC	Delaware
117.	HHR GHDC Limited Partnership	Delaware
118.	HHR HP Waikiki, L.P.	Delaware
119.	HHR HP Waikiki GP LLC	Delaware
120.	HHR Harbor Beach LLC	Delaware
121.	HHR Holdings Coöperatief U.A.	Netherlands
122.	HHR Holdings Pty Ltd.	Australia
123.	HHR Hotel Services Pty Ltd.	Australia
124.	HHR Investment II Coöperatief U.A.	Netherlands
125.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
126.	HHR Lauderdale Beach Limited Partnership	Delaware
127.	HHR Melbourne Hotel Pty Ltd.	Australia
128.	HHR Member II LLC	Delaware
129.	HHR Naples LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
130.	HHR Naples Golf LLC	Delaware
131.	HHR Nashville LLC	Delaware
132.	HHR New Zealand Holdings Limited	New Zealand
133.	HHR Newport Beach LLC	Delaware
134.	HHR Powell Street, L.P.	Delaware
135.	HHR Powell GP LLC	Delaware
136.	HHR Queenstown Limited	New Zealand
137.	HHR Rio Holdings LLC	Delaware
138.	HHR Rocky Hill L.P.	Delaware
139.	HHR Leblon Investimentos Hoteleiros Ltda	Brazil
140.	HHR Singer Island GP LLC	Delaware
141.	HHR Singer Island Limited Partnership	Delaware
142.	HHR Union Square Ventures LLC	Delaware
143.	HHR Wellington IB Limited	New Zealand
144.	HHR WRN GP LLC	Delaware
145.	HHR WRN Limited Partnership	Delaware
146.	HMC Airport, Inc.	Delaware
147.	HMC Amelia II LLC	Delaware
148.	HMC AP Canada Company	Nova Scotia
149.	HMC AP GP LLC	Delaware
150.	HMC AP LP	Delaware
151.	HMC Burlingame Hotel LP	California
152.	HMC Burlingame LLC	Delaware
153.	HMC Cambridge LP	Delaware
154.	HMC Capital Resources LP	Delaware
155.	HMC Charlotte (Calgary) Company	Nova Scotia
156.	HMC Charlotte GP LLC	Delaware
157.	HMC Charlotte LP	Delaware
158.	HMC Chicago Lakefront LLC	Delaware
159.	HMC Chicago LLC	Delaware
160.	HMC Copley LP	Delaware
161.	HMC Desert LLC	Delaware
162.	HMC DSM LLC	Delaware
163.	HMC East Side LLC	Delaware
164.	HMC Gateway LP	Delaware
165.	HMC Grace (Calgary) Company	Nova Scotia
166.	HMC Grand LP	Delaware
167.	HMC Headhouse Funding LLC	Delaware
168.	HMC Host Restaurants LLC	Delaware
169.	HMC Hotel Development LP	Delaware
170.	HMC Hotel Properties II Limited Partnership	Delaware
171.	HMC Hotel Properties Limited Partnership	Delaware
172.	HMC HT LP	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
173.	HMC JWDC GP LLC	Delaware
174.	HMC Kea Lani LP	Delaware
175.	HMC Lenox LP	Delaware
176.	HMC Manhattan Beach LLC	Delaware
177.	HMC Maui LP	Delaware
178.	HMC McDowell LP	Delaware
179.	HMC Mexpark LLC	Delaware
180.	HMC MHP II LLC	Delaware
181.	HMC NGL LP	Delaware
182.	HMC O'Hare Suites Ground LP	Delaware
183.	HMC OLS I LLC	Delaware
184.	HMC OLS I L.P.	Delaware
185.	HMC OLS II L.P.	Delaware
186.	HMC OP BN LP	Delaware
187.	HMC Palm Desert LLC	Delaware
188.	HMC Partnership Properties LLC	Delaware
189.	HMC PLP LLC	Delaware
190.	HMC Polanco LLC	Delaware
191.	HMC Potomac LLC	Delaware
192.	HMC Properties I LLC	Delaware
193.	HMC Property Leasing LLC	Delaware
194.	HMC Reston LP	Delaware
195.	HMC Retirement Properties, L.P.	Delaware
196.	HMC Seattle LLC	Delaware
197.	HMC Suites Limited Partnership	Delaware
198.	HMC Suites LLC	Delaware
199.	HMC Times Square Hotel, L.P.	New York
200.	HMC Times Square Partner LLC	Delaware
201.	HMC Toronto Air Company	Nova Scotia
202.	HMC Toronto Airport GP LLC	Delaware
203.	HMC Toronto Airport LP	Delaware
204.	HMC Toronto EC Company	Nova Scotia
205.	HMC Toronto EC GP LLC	Delaware
206.	HMC Toronto EC LP	Delaware
207.	HMC/Interstate Manhattan Beach, L.P.	Delaware
208.	HMH General Partner Holdings LLC	Delaware
209.	HMH Marina LLC	Delaware
210.	HMH Pentagon LP	Delaware
211.	HMH Restaurants LP	Delaware
212.	HMH Rivers, L.P.	Delaware
213.	HMH Rivers LLC	Delaware
214.	HMH WTC LLC	Delaware
215.	HMT Lessee Sub (Palm Desert) LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
216.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
217.	HMT Lessee Sub I LLC	Delaware
218.	HMT Lessee Sub II LLC	Delaware
219.	HMT Lessee Sub III LLC	Delaware
220.	HMT Lessee Sub IV LLC	Delaware
221.	HMT SPE (Palm Desert) Corporation	Delaware
222.	Host Atlanta Perimeter Ground GP LLC	Delaware
223.	Host Atlanta Perimeter Ground LP	Delaware
224.	Host CAD Business Trust	Maryland
225.	Host California Corporation	Delaware
226.	Host Cambridge GP LLC	Delaware
227.	Host Camelback I LLC	Delaware
228.	Host Camelback II LLC	Delaware
229.	Host Camelback LLC	Delaware
230.	Host Capitol Hill LLC	Delaware
231.	Host Cincinnati Hotel LLC	Delaware
232.	Host Cincinnati II LLC	Delaware
233.	Host City Center GP LLC	Delaware
234.	Host CLP Business Trust	Maryland
235.	Host CLP LLC	Delaware
236.	Host Copley GP LLC	Delaware
237.	Host Dallas Quorum Ground GP LLC	Delaware
238.	Host Dallas Quorum Ground LP	Delaware
239.	Host Denver Hotel Company	Delaware
240.	Host Denver LLC	Delaware
241.	Host DSM Limited Partnership	Delaware
242.	Host Financing LLC	Delaware
243.	Host FJD Business Trust	Maryland
244.	Host Fourth Avenue LLC	Delaware
245.	Host GH Atlanta GP LLC	Delaware
246.	Host Grand GP LLC	Delaware
247.	Host Harbor Island Corporation	Delaware
248.	Host Holding Business Trust	Maryland
249.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
250.	Host Hotel Limited	United Kingdom
251.	Host Houston Airport GP LLC	Delaware
252.	Host Houston Briar Oaks, L.P.	Delaware
253.	Host Indianapolis GP LLC	Delaware
254.	Host Indianapolis Hotel Member LLC	Delaware
255.	Host Indianapolis I LP	Delaware
256.	Host Indianapolis LP	Delaware
257.	Host Kea Lani GP LLC	Delaware
258.	Host Keystone Land LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
259.	Host Kierland GP LLC	Delaware
260.	Host East 86th Street Land LLC	Delaware
261.	Host Kierland LP	Delaware
262.	Host Lenox Land GP LLC	Delaware
263.	Host Los Angeles GP LLC	Delaware
264.	Host Los Angeles LP	Delaware
265.	Host Maui GP LLC	Delaware
266.	Host Maui Developer LLC	Delaware
267.	Host Maui Vacation Ownership LLC	Delaware
268.	Host McDowell GP LLC	Delaware
269.	Host Melbourne LLC	Delaware
270.	Host Minneapolis City Center Ground LLC	Delaware
271.	Host Mission Hills Hotel LP	Delaware
272.	Host Mission Hills II LLC	Delaware
273.	Host Moscone GP LLC	Delaware
274.	Host Needham Hotel LP	Delaware
275.	Host Needham II LLC	Delaware
276.	Host NY Downtown GP LLC	Delaware
277.	Host O’Hare Suites Ground GP LLC	Delaware
278.	Host of Boston, Ltd.	Massachusetts
279.	Host of Houston 1979 LP	Delaware
280.	Host of Houston LP	Delaware
281.	Host OP BN GP LLC	Delaware
282.	Host Park Ridge LLC	Delaware
283.	Host Pentagon GP LLC	Delaware
284.	Host PLN Business Trust	Maryland
285.	Host Realty Hotel LLC	Delaware
286.	Host Realty LLC	Delaware
287.	Host Realty Partnership, L.P.	Delaware
288.	Host Restaurants GP LLC	Delaware
289.	Host Reston GP LLC	Delaware
290.	Host San Diego Hotel LLC	Delaware
291.	Host San Diego LLC	Delaware
292.	Host Santa Clara GP LLC	Delaware
293.	Host SH Boston Corporation	Delaware
294.	Host South Coast GP LLC	Delaware
295.	Host Swiss GP LLC	Delaware
296.	Host Tampa GP LLC	Delaware
297.	Host Times Square GP LLC	Delaware
298.	Host Times Square LP	Delaware
299.	Host UK Business Trust	Maryland
300.	Host Waltham Hotel LP	Delaware
301.	Host Waltham II LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
302.	Host WNY GP LLC	Delaware
303.	Hotelera Host San Cristobal Limitada	Chile
304.	Hotels Union Square LLC	Delaware
305.	Houston Airport Hotel Owner Limited Partnership	Delaware
306.	HST Asia/Australia Asset Manager LLC	Delaware
307.	HST Asia/Australia LLC	Delaware
308.	HST Downtown Miami LLC	Delaware
309.	HST Euro II LP B.V.	Netherlands
310.	HST EBT Euro Holdings B.V.	Netherlands
311.	HST Electric Vans LLC	Delaware
312.	HST GP LAX LLC	Delaware
313.	HST GP Mission Hills LLC	Delaware
314.	HST GP San Diego LLC	Delaware
315.	HST GP South Coast LLC	Delaware
316.	HST GP SR Houston LP	Delaware
317.	HST Grand Central LLC	Delaware
318.	HST Houston AP LLC	Delaware
319.	HST I LLC	Delaware
320.	HST II LLC	Delaware
321.	HST III LLC	Delaware
322.	HST Kierland LLC	Delaware
323.	HST Lessee Boston LLC	Delaware
324.	HST Lessee Cincinnati LLC	Delaware
325.	HST Lessee CMBS LLC	Delaware
326.	HST Lessee Denver LLC	Delaware
327.	HST Lessee Indianapolis LLC	Delaware
328.	HST Lessee Keystone LLC	Delaware
329.	HST Lessee LAX LP	Delaware
330.	HST Lessee Mission Hills LP	Delaware
331.	HST Lessee Needham LLC	Delaware
332.	HST Lessee San Diego LP	Delaware
333.	HST Lessee SNYT LLC	Delaware
334.	HST Lessee South Coast LP	Delaware
335.	HST Lessee SR Houston LLC	Delaware
336.	HST Lessee Waltham LLC	Delaware
337.	HST Lessee West Seattle LLC	Delaware
338.	HST Lessee WNY LLC	Delaware
339.	HST Lessee WSeattle LLC	Delaware
340.	HST LP Euro B.V.	Netherlands
341.	HST LT LLC	Delaware
342.	HST RHP LLC	Delaware
343.	HST Powell LLC	Delaware
344.	HST San Diego HH Lessee GP LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
345.	HST San Diego HH LP	Delaware
346.	HST Union Square LLC	Delaware
347.	HST WRN LLC	Delaware
348.	HST Sub-Owner LLC	Delaware
349.	IHP Holdings Partnership LP	Pennsylvania
350.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
351.	JWDC Limited Partnership	Delaware
352.	JWDC LP Holdings Limited Partnership	Delaware
353.	Lauderdale Beach Association	Florida
354.	Manchester Grand Resorts, Inc.	California
355.	Manchester Grand Resorts, L.P.	California
356.	Marriott Mexico City Partnership, G.P.	Delaware
357.	MFI Liquidating Agent LLC	Delaware
358.	MDSM Finance LLC	Delaware
359.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
360.	Pacific Gateway, Ltd.	California
361.	Host Hotels & Resorts Asia Pacific Private Limited	Singapore
362.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
363.	Philadelphia Airport Hotel LLC	Delaware
364.	PM Financial LLC	Delaware
365.	PM Financial LP	Delaware
366.	Phoenician Operating LLC	Delaware
367.	Polserv S.A. de C.V.	Mexico
368.	Potomac Hotel Limited Partnership	Delaware
369.	RHP Foreign Lessee LLC	Delaware
370.	Rockledge HMC BN LLC	Delaware
371.	Rockledge HMT LLC	Delaware
372.	Rockledge Hotel LLC	Delaware
373.	Rockledge Hotel Properties, Inc.	Delaware
374.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
375.	Rockledge Manhattan Beach LLC	Delaware
376.	Rockledge Minnesota LLC	Delaware
377.	Rockledge NY Times Square LLC	Delaware
378.	Rockledge Potomac LLC	Delaware
379.	Rockledge Riverwalk LLC	Delaware
380.	Rockledge Square 254 LLC	Delaware
381.	S.D. Hotels LLC	Delaware
382.	Santa Clara Host Hotel Limited Partnership	Delaware
383.	Seattle Host Hotel Company LLC	Delaware
384.	SNYT LLC	Delaware
385.	South Coast Host Hotel LP	Delaware
386.	Starlex LP	Delaware
387.	Tiburon Golf Ventures Limited Partnership	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
388.	Timeport, L.P.	Georgia
389.	Times Square GP LLC	Delaware
390.	Timewell Group, L.P.	Georgia
391.	W&S Realty Corporation of Delaware	Delaware
392.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
393.	YBG Associates LP	Delaware